UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales (State or Other Jurisdiction of Incorporation)	001-37599 (Commission File Number)	98-1268150 (IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2019 Base Salary and Short Term Incentive Awards
On February 20, 2019, the Compensation Committee (the "Committee") of the Board of Directors of LivaNova Plc (the "Company") approved adjustments to the base salaries and short-term incentive percentages under the 2019 STIP for our executive officers. The adjusted base salaries and short-term incentive percentages of our named executive officers, described in the table below, will be effective April 1, 2019.

	Local Currency	2019 Base Salary (Local Currency)	Change from 2018	2019 STI	Change from 2018
Mr. McDonald	GBP	731,500	0%	125%	25%
Mr. Huston	GBP	386,250	5%	90%	0%
Mr. Manko	USD	322,379	3%	40%	0%
Ms. Skeffington	GBP	340,000	10%	70%	17%
Mr. Wise	USD	̶	̶	50%	-29%

In benchmarking data provided by the Committee's independent consultant, Pearl Meyer & Partners, LLC, Mr. McDonald's target total cash ranked at the 69th percentile based on U.S. benchmarking data. Pearl Meyer did not provide U.K. benchmarking data due to its limited availability. Mr. Huston's target total cash ranked above the 75th percentile in the U.S. data. Ms. Skeffington’s total target cash ranked at the 51st percentile in the U.S. data. The Committee used data from the Radford Global Technology Survey to benchmark Mr. Manko’s total target cash at approximately the 60th percentile. The Committee did not benchmark Mr. Wise’s compensation or approve a revision to his base salary, because he ended his service as an executive officer on December 31, 2018 and is transitioning to a new role as Senior Advisor at a reduced compensation.

The LivaNova 2019 Short-Term Incentive Plan

On February 21, 2019, the Committee approved the Company's 2019 annual short-term incentive plan (the "2019 STIP"). The 2019 STIP is described in Exhibit 10.1, which is attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

10.1	2019 LivaNova Short-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: February 26, 2019	By:/s/ Catherine Moroz
Name: Catherine Moroz
Title: Company Secretary